VIEMED HEALTHCARE ANNOUNCES FINANCIAL RESULTS FOR
THIRD QUARTER 2019

Lafayette, Louisiana (November 4, 2019) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (TSX: VMD.TO and NASDAQ:VMD), a home medical equipment supplier that provides post-acute respiratory care services in the United States, announced today that it has reported its financial results for the three and nine months ended September 30, 2019.

Operational highlights (all dollar amounts are USD):

•
Revenues for the quarter ended September 30, 2019 were approximately $23.5 million and gross margin was $17.2 million, or 73%. Revenues and gross margin increased 37% and 32%, respectively, as compared to the quarter ended September 30, 2018.

•	The Company grew its ventilator patient count by approximately 36% as compared to the prior year’s comparable quarter and 4% over the second quarter of 2019.

•
Net income for the quarter ended September 30, 2019 totaled approximately $3.0 million, a 22% increase as compared to the quarter ended September 30, 2018. Adjusted EBITDA for the quarter ended September 30, 2019 totaled approximately $5.0 million, a 14% increase as compared to the quarter ended September 30, 2018. A reconciliation of reported non-GAAP financial measures to their most directly comparable GAAP financial measures can be found in the tables accompanying this press release.

•
The Company entered into an amendment to its loan agreement to provide for a $5 million term loan during the quarter, which is in addition to its undrawn $10 million line of credit. The term loan gives the Company access to additional capital as its capital expenditures have increased with the expansion of additional product lines, and positions the Company for future growth.

•
The Company expects to generate total revenues of approximately $24.7 to $25.2 million during the fourth quarter of 2019 (approximately $21.8 to $22.2 million after netting out expected bad debt). Beginning with the fourth quarter, the Company is planning on presenting all adjustments as reductions of revenue instead of presenting both revenue reductions and bad debt expense to better align with other healthcare providers. The mid-point of the revenue guidance represents a 35% increase over the quarter ended December 31, 2018.

“I am delighted to have posted another record breaking quarter in gross revenue and active vent patients,” said Casey Hoyt, Viemed CEO. “The continued success of treating patients in the home is evident with each new area that we enter and we are excited to continue our expansion throughout the lower 48 over the next 12 months. Additionally, our diversification efforts continue as we enter new areas, new payors and new products, all while growing our core business.”

Conference Call Details

The Company will host a conference call to discuss Q3 2019 results on Tuesday, November 5, 2019 at 11:00 a.m. EST.
The call-in numbers for participants are:

US Toll Free: 1-800-239-9838
International Toll Free: 1-323-794-2551
Meeting ID Number: 7888235

Following the conclusion of the call, an audio recording and transcript of the call can be accessed on the Company's website.

ABOUT VIEMED HEALTHCARE, INC.

Viemed, through its indirect wholly-owned subsidiaries Sleep Management, L.L.C. and Home Sleep Delivered, L.L.C., is a home medical equipment supplier that provides post-acute respiratory care services in the United States. Sleep Management, L.L.C. focuses on disease management and improving the quality of life for respiratory patients through clinical excellence, education, and technology. Its service offerings are based on effective home treatment with respiratory care practitioners providing therapy and counseling to patients in their homes using cutting edge technology. Home Sleep Delivered, L.L.C. focuses on providing in-home sleep testing for sleep apnea sufferers. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, or “believes”, “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company's guidance for the fourth quarter, and the Company’s plans to expand to the lower 48 U.S. states, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the Company may be subject to significant capital requirements and operating risks; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of shares in the capital of the Company; the Company’s novel business model; the risk that the clinical application of treatments that demonstrate positive results in a study may not be positively replicated or that such test results may not be predictive of actual treatment results or may not result in the adoption of such treatments by providers; the state of the capital markets; the availability of funds and resources to pursue operations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation environment; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a foreign private issuer; and the occurrence of natural and unnatural catastrophic events and claims resulting from such events; as well as those risk factors discussed or referred to in Viemed’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s Form 10 filed with the SEC on August 1, 2019, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

VIEMED HEALTHCARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Expressed in thousands of U.S. Dollars, except share amounts)
(Unaudited)

	At September 30, 2019	At December 31, 2018
ASSETS
Current assets
Cash and cash equivalents	$12,630	$10,413
Accounts receivable, net of allowance for doubtful accounts of $7,664 and $4,266 at September 30, 2019 and December 31, 2018, respectively	11,729	8,839
Inventory, net	1,266	2,887
Prepaid expenses and other assets	2,078	824
Total current assets	$27,703	$22,963
Long-term assets
Property and equipment	52,161	30,562
Other assets	17	—
Total long-term assets	$52,178	$30,562
TOTAL ASSETS	$79,881	$53,525

LIABILITIES
Current liabilities
Trade payables	$4,072	$5,884
Income taxes payable	28	152
Accrued liabilities	8,600	7,551
Current portion of lease liabilities	8,767	3,031
Current portion of long-term debt	1,728	—
Warrant conversion liability	—	363
Total current liabilities	$23,195	$16,981
Long-term liabilities
Accrued liabilities	2,213	1,117
Long-term lease liabilities	2,813	394
Long-term debt	8,076	—
Total long-term liabilities	$13,102	$1,511
TOTAL LIABILITIES	$36,297	$18,492
Commitments and Contingencies	—	—
SHAREHOLDERS' EQUITY
Common stock - No par value: unlimited authorized; 37,952,660 and 37,500,815 issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	3,366	71
Additional paid-in capital	5,470	5,390
Accumulated other comprehensive loss	(236)	—
Retained earnings	34,984	29,572
TOTAL SHAREHOLDERS' EQUITY	$43,584	$35,033
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$79,881	$53,525

VIEMED HEALTHCARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Expressed in thousands of U.S. Dollars, except outstanding shares and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue	$23,525	$17,163	$66,515	$46,782

Cost of revenue	6,318	4,101	17,045	11,845

Gross profit	$17,207	$13,062	$49,470	$34,937

Operating Expenses
Selling, general and administrative	13,281	9,490	38,117	24,698
Research and development	208	—	645	—
Stock-based compensation	1,064	672	2,978	1,898
Depreciation	193	128	460	458
Loss on disposal of property and equipment	167	23	308	111
Other expense	27	33	76	41
Income from operations	$2,267	$2,716	$6,886	$7,731

Non-operating expenses
Unrealized (gain) loss on warrant conversion liability	(800)	220	(363)	414
Interest expense, net of interest income	56	37	102	151

Net income before taxes	3,011	2,459	7,147	7,166
Provision for income taxes	51	35	213	35

Net income	$2,960	$2,424	$6,934	$7,131

Other Comprehensive Income
Change in unrealized loss on derivative instruments, net of tax	(88)	—	(236)	—
Other Comprehensive Loss	$(88)	$—	$(236)	$—

Comprehensive Income	$2,872	$2,424	$6,698	$7,131

Net income per share
Basic	$0.08	$0.06	$0.18	$0.19
Diluted	$0.07	$0.06	$0.17	$0.18

Weighted average number of common shares outstanding:
Basic	37,812,921	37,911,054	37,775,775	37,910,109
Diluted	40,051,422	39,945,189	39,768,877	39,526,742

VIEMED HEALTHCARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in thousands of U.S. Dollars)
(Unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash flows from operating activities
Net income	$6,934	$7,131
Adjustments for:
Depreciation	4,398	2,606
Bad debt expense	6,937	4,389
Share-based compensation	2,978	1,898
Unrealized (gain) loss on warrant conversion liability	(363)	414
Loss on disposal of property and equipment	308	111
Net change in working capital
Increase in accounts receivable	(9,827)	(3,001)
Decrease (Increase) in inventory	1,621	(744)
(Decrease) increase in trade payables	(1,813)	297
Increase in accrued liabilities	1,909	1,596
Decrease in income tax payable	(124)	(68)
Increase in prepaid expenses and other current assets	(1,271)	(467)
Net cash provided by operating activities	$11,687	$14,162

Cash flows from investing activities
Purchase of property and equipment	(10,582)	(3,573)
Proceeds from sale of property and equipment	350	484
Net cash used in investing activities	$(10,232)	$(3,089)

Cash flows from financing activities
Proceeds from exercise of options	136	—
Proceeds from exercise of warrants	261	3
Proceeds from commercial long-term note for building	4,837	—
Principal payments on notes payable	(34)	—
Proceeds from term note	5,000	—
Shares repurchased and canceled under the Normal Course Issuer Bid	(1,522)	—
Repayments of lease liabilities	(7,916)	(6,000)
Net cash provided by (used in) financing activities	$762	$(5,997)

Net increase in cash and cash equivalents	2,217	5,076
Cash and cash equivalents at beginning of year	10,413	5,098
Cash and cash equivalents at end of period	$12,630	$10,174

Supplemental disclosures of cash flow information
Cash paid during the period for interest	$91	$156
Cash paid during the period for income taxes, net of refunds received	$338	$104
Supplemental disclosures of non-cash transactions
Property and equipment financed through capital leases and long-term debt	$14,735	$6,186
Property and equipment financed through leases upon adoption of FASB ASC 842	$2,052	$—
Change in unrealized losses on derivative instruments, net of tax	$(236)	$—

Non-GAAP Financial Measures

This press release refers to “Adjusted EBITDA” which is a non-GAAP financial measure that does not have a standardized meaning prescribed by U.S. GAAP. The Company's presentation of this financial measure may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, unrealized (gain) loss on warrant conversion liability and stock-based compensation. Management believes Adjusted EBITDA provides helpful information with respect to the Company’s operating performance as viewed by management, including a view of the Company’s business that is not dependent on the impact of the Company’s capitalization structure and items that are not part of the Company’s day-to-day operations. Management uses Adjusted EBITDA (i) to compare the Company’s operating performance on a consistent basis, (ii) to calculate incentive compensation for the Company’s employees, (iii) for planning purposes, including the preparation of the Company’s internal annual operating budget, and (iv) to evaluate the performance and effectiveness of the Company’s operational strategies. Accordingly, management believes that Adjusted EBITDA provides useful information in understanding and evaluating the Company’s operating performance in the same manner as management. The following table is a reconciliation of net income (loss), the most directly comparable U.S. GAAP measure, to Adjusted EBITDA, on a historical basis for the periods indicated:

VIEMED HEALTHCARE, INC.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(Expressed in thousands of U.S. Dollars)
(Unaudited)

For the quarter ended	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Net Income (Loss)	$2,960	$1,820	$2,154	$3,046	$2,424	$2,366	$2,341	$(26)
Add back:
Depreciation	1,659	1,444	1,295	1,177	972	893	741	738
Interest expense	56	20	26	30	37	67	47	49
Unrealized (gain) loss on warrant conversion liability	(800)	268	169	(210)	220	123	72	158
Stock-based compensation	1,064	1,034	880	804	672	665	561	828
Income tax expense	51	24	138	127	35	—	—	130
Adjusted EBITDA	$4,990	$4,610	$4,662	$4,974	$4,360	$4,114	$3,762	$1,877

Use of Non-GAAP Financial Measures

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. It is not a measurement of the Company’s financial performance under U.S. GAAP and should not be considered as an alternative to revenue or net income (loss), as applicable, or any other performance measures derived in accordance with U.S. GAAP and may not be comparable to other similarly titled measures of other businesses. Adjusted EBITDA has limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of the Company’s operating results as reported under U.S. GAAP. Adjusted EBITDA does not reflect the impact of certain cash charges resulting from matters the Company considers not to be indicative of ongoing operations; and other companies in the Company’s industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

VIEMED HEALTHCARE, INC.
Key Financial and Operational Information
(Expressed in thousands of U.S. Dollars, except vent patients)
(Unaudited)

For the quarter ended	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Financial Information:
Revenue	$23,525	$22,547	$20,443	$18,489	$17,163	$15,508	$14,111	$13,548
Gross Profit	$17,207	$16,861	$15,402	$13,645	$13,062	$11,323	$10,552	$10,186
Gross Profit %	73%	75%	75%	74%	76%	73%	75%	75%
Net Income (Loss)	$2,960	$1,820	$2,154	$3,046	$2,424	$2,366	$2,341	$(26)
Adjusted EBITDA(1)	$4,990	$4,610	$4,662	$4,974	$4,360	$4,114	$3,762	$ 1,877(3)
Cash (As of)	$12,630	$7,691	$7,410	$10,413	$10,174	$8,551	$4,634	$5,098
Total Assets (As of)	$79,881	$70,886	$58,583	$53,525	$49,147	$44,168	$40,566	$37,691
Operational Information:
Vent Patients(2)	7,421	7,130	6,393	5,905	5,444	5,078	4,685	4,385
(1)    Refer to "Non-GAAP Financial Measures" section above for definition of Adjusted EBITDA.

(2)	Vent Patients represents the number of active ventilator patients on recurring billing service at the end of each calendar quarter.

(3)
Fourth quarter 2017 Adjusted EBITDA was negatively impacted by the Company’s annual performance incentive compensation program which was recorded in full during the quarter due to the effective date of the corporate spin-out. During the year ended December 31, 2018 and subsequent periods, the Company’s accrual for these types of costs was recorded throughout the year. Adjusted EBITDA for the fourth quarter 2017 would have been $4,308,000 had this compensation been accrued throughout the year.